EXHIBIT 10(ii)

                       Consent of Jones & Blouch L.L.P..


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                       [JONES & BLOUCH L.L.P. LETTERHEAD]
                                 SUITE 405 WEST
                       1025 THOMAS JEFFERSON STREET, N.W.
                          WASHINGTON, D.C. 20007-0805

JORDEN BURT BERENSON & JOHNSON LLP                    TELEPHONE  (202) 223-3500
       AFFILIATED COUNSEL                             TELECOPIER (202) 223-4593

                                 April 8, 1997

Great Northern Insured Annuity Corporation
Two Union Square, P.O. Box 490
Seattle, WA 98111-0490

Dear Sirs:

         We hereby consent to the reference to this firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 4 to the registration statement on Form N-4, File No. 33-78810, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.


                                                Very Truly Yours,

                                                /s/ JONES & BLOUCH L.L.P.
                                                -------------------------
                                                Jones & Blouch L.L.P.